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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(D) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2007

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                            IMAGE ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

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      Delaware                      000-11071                  84-0685613
   (State or other           (Commission File Number)       (I.R.S. Employer
    jurisdiction                                         Identification Number)
  of incorporation)

         20525 Nordhoff Street, Suite 200, Chatsworth, California 91311
          (Address of principal executive offices, including zip code)

                                 (818) 407-9100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

         On August 14, 2007, Image Entertainment, Inc. (the "Company") issued a press release announcing its financial results for its first fiscal quarter ended June 30, 2007. A copy of the press release is furnished as Exhibit 99.1 hereto.

         Following the press release, the Company will hold a telephonic conference call with simultaneous Web cast beginning at 4:30 PM Eastern time to discuss its financial results for its first fiscal quarter ended June 30, 2007. A recording of the call will be available until August 21, 2007. To access the recording, dial (888) 203-1112 and enter the confirmation code of 4257223. International participants please dial (719) 457-0820 and use the same confirmation code. A Web cast of the call is also available at www.image-entertainment.com and through Thomson StreetEvents at www.earnings.com.

         Unless otherwise required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

Item 8.01.        Other Events.

         On August 14, 2007, the Company issued a press release announcing its financial results for its first fiscal quarter ended June 30, 2007.

Forward-Looking Statements

         This report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 relating to, among other things, our goals, plans and projections regarding our financial position, results of operations, market position, product development and business strategy and the proposed merger transaction described in this report. These statements may be identified by the use of words such as "will," "may," "estimate," "expect," "intend," "plan," "believe" and other terms of similar meaning in connection with any discussion of future operating or financial performance. All forward-looking statements are based on management's current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations.

         These factors include, among other things, our inability to raise additional working capital, changes in debt and equity markets, increased competitive pressures, changes in our business plan, and changes in the retail DVD and entertainment industries. For further details and a discussion of these and other risks and uncertainties, see "Forward-Looking Statements" and "Risk Factors" in our most recent Annual Report on Form 10-K, and our most recent Quarterly Report on Form 10-Q. In addition, we may not be able to complete the proposed merger transaction on the amended terms or other acceptable terms, or at all, due to a number of factors, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that have been or may be instituted against the Company and others following announcement of the merger agreement; (3) the inability to complete the merger due to the failure to obtain shareholder approval or the failure to satisfy other conditions to the completion of the merger, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the receipt of other required regulatory approvals; (4) the failure to obtain the necessary financing provided for in commitment letters received prior to execution of the definitive agreement; (5) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (6) the ability to recognize the benefits of the merger;
(7) the amount of the costs, fees, expenses and charges related to the merger and the actual terms of certain financings that will be obtained for the merger; and (8) the impact of the substantial indebtedness incurred to finance the consummation of the merger. Many of the factors that will determine the outcome of the subject matter of this press release are beyond the Company's ability to control or predict.

         Unless otherwise required by law, we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.


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Important Legal Information

         In connection with the Company's proposed merger with BTP Acquisition Company, LLC, the Company has filed a preliminary proxy statement with the Securities and Exchange Commission ("SEC") dated July 25, 2007. This proxy statement is only a preliminary version of the definitive document, however, and should not be relied upon until such time as the definitive proxy statement is filed with the SEC. Before making any voting or investment decision, investors and security holders of the Company are urged to carefully read the entire definitive proxy statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed merger transaction. A definitive proxy statement will be sent to the stockholders of the Company in connection with the proposed merger transaction. Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by the Company at the SEC's website at http://www.sec.gov. The definitive proxy statement and such other documents may also be obtained for free from the Company by directing such request to Image Entertainment, Inc., 20525 Nordhoff Street, Suite 200, Chatsworth, California 91311, Attention: Dennis Hohn Cho, Corporate Secretary,
Telephone: (818) 407-9100.

         The Company, its directors, executive officers and other members of its management, employees, and certain other persons may be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the proposed merger transaction. Information about the interests of the Company's participants in the solicitation is set forth in the Company's proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and will be included in the definitive proxy statement relating to the merger transaction when it becomes available.

Item 9.01.  Financial Statements and Exhibits.

     (d) Exhibits.

         Exhibit Number    Exhibit Description
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         99.1              Press Release dated August 14, 2007




                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    IMAGE ENTERTAINMENT, INC.


Dated:     August 14, 2007                     By:  /s/ DENNIS HOHN CHO
                                                    ----------------------------
                                                    Name     Dennis Hohn Cho
                                                    Title:   Corporate Secretary